UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2016

SPX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320-A Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (980) 474-3700

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in SPX Corporation (“SPX” or the “Company”) filings with the Securities and Exchange Commission (the “SEC”), including the Company's annual reports on Form 10-K, and any amendments thereto, and quarterly reports on Form 10-Q. The Company disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Current Report on Form 8-K of the Company filed with the SEC on December 30, 2016 (the “December 8-K”) related to the sale of SPX’s Balcke-Dürr businesses, a group within SPX’s Power Reportable Segment, by certain of SPX’s subsidiaries to a subsidiary of mutares AG. This Form 8-K/A amends the December 8-K to include the financial statements required by Item 9.01 of Form 8-K and to include exhibits under Item 9.01 of this Current Report on Form 8-K/A. The information previously reported in the December 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.    Financial Statements and Exhibits.

(b)    Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of October 1, 2016, and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended October 1, 2016 and each of the last three fiscal years ended December 31, 2015, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(d)    Exhibits.

Exhibit Number	Description
2.1*
Share Purchase Agreement, dated as of November 22, 2016, by and among SPX Cooling Technologies Leipzig GmbH, Marley Cooling Tower (Holdings) Limited, and SPX Mauritius Ltd. (collectively, the “Sellers,” and each a “Seller”), and mutares Holding-24 AG (“Purchaser”), and, as parent guarantor, mutares AG

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.
_______________________________________________________

*
The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant will furnish a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: January 6, 2017	By:	/s/ Scott W. Sproule
Scott W. Sproule
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1*
Share Purchase Agreement, dated as of November 22, 2016, by and among SPX Cooling Technologies Leipzig GmbH, Marley Cooling Tower (Holdings) Limited, and SPX Mauritius Ltd. (collectively, the “Sellers,” and each a “Seller”), and mutares Holding-24 AG (“Purchaser”), and, as parent guarantor, mutares AG

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.
_______________________________________________________

*
The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant will furnish a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.